Annual Report

INTERNATIONAL
DISCOVERY
FUND

OCTOBER 31, 1999

T. ROWE PRICE

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
International Discovery Fund

 .    The global environment for small-cap stocks was strongly positive, on balance, during the year ended October 31, 1999.

 .    Your fund achieved high 6- and 12-month total returns of 37.46% and 82.11%, significantly outpacing its benchmark indices.

 .    Although overall European small-cap markets were mixed, several of our holdings in technology and other sectors appreciated considerably.

 .    Japan's small-caps enjoyed a powerful rally that lifted valuations on the type of growth-oriented stocks we prefer.

 .    Stock selection will remain at the heart of our approach as the international small-cap market expands.

UPDATES AVAILABLE

For updates on the fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The year ended October 31, 1999, proved extremely beneficial to your fund's international small-capitalization stock strategy. Small-cap markets rallied in Japan and Europe, and in many cases the best performance was reserved for stocks with strong growth profiles. Global demand for technology issues also remained high. Each of these trends contributed to excellent fund results.

As shown in the accompanying table, the fund's 37.46% six-month and 82.11% 12-month total returns exceeded those of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index by a significant margin. In this report, we have also added the MSCI EAFE Small Cap Index and the Salomon Smith Barney Non-U.S. Extended Market Index. The standard EAFE index is a measure of large-cap stocks; we believe these newer small-cap indices will more closely represent the markets your fund invests in. Going forward, we will compare the fund's long-term performance against the Salomon index in the Performance Comparison chart that appears on page 9 of this report, as that index has more than 10 years of history. However, we consider the EAFE Small Cap to be the most appropriate index. Our returns were very attractive compared with the Salomon index and the EAFE Small Cap's principal gains. (Total returns are composed of principal gains and dividends: because few stocks in the index report significant dividends, principal returns are a fair representation of overall performance in the international small-cap sector.)

A significant portion of fund returns stemmed from a strong small-cap growth rally in Japan. We trimmed our Japanese holdings somewhat after April, which proved premature as better-than-expected first quarter GDP growth drove market gains into August. Fortunately, the portfolio

----------------------
PERFORMANCE COMPARISON
----------------------------------------------------

Periods Ended 10/31/99          6 Months   12 Months
----------------------------------------------------
International Discovery Fund      37.46%      82.11%
 ....................................................
MSCI EAFE Index                    6.87       23.37
 ....................................................
MSCI EAFE Small Cap Index*         5.03       21.97
 ....................................................
Salomon Non-U.S.
Extended Market Index              4.76       18.38
 ....................................................
*Principal return only

--------------------------------------------
THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------------------------------------------

Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

International investing is no longer just a matter of having local expertise in global markets. Todays investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Flemings international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stocks correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

"We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends."

Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

[CHART]

INFLUENCE OF GLOBALIZATION ON STOCKS
-----------------------------------------------------
(Average Changes in Correlation 1997-1998)

                             Industry Effect     Country Effect

Daimler Chrysler (Germany)          0.1               (0.2)
Societe Generale (France)           0.3                0.1
ING Groep (Netherlands)             0.3                0.1
Telecom Italia (Italy)              0.3               (0.0)

Source: Goldman Sachs
still finished the period with a healthy 23% position in that country. Index performance was more mixed in continental Europe, although the fund's investments in the region proved beneficial. Our one significant emerging market allocation, in India, added a lot of value as that market was strong, particularly in the last quarter of the period. Finally, stock selection was a positive contributor to performance across all regions.

Although we are pleased with the fund's results over the past year, and believe further gains are possible, we feel it prudent to point out that gains of this magnitude are not sustainable. The markets we focus on tend to exhibit significant volatility, which can result in strong gains or sharp losses in the short term. For this reason, the fund is most appropriate as a long-term holding.

MARKET AND PORTFOLIO REVIEW

Europe

In Europe, we maintained a broadly neutral stance relative to the EAFE Small Cap benchmark. Within the region, we were net sellers in the U.K. but increased holdings in Sweden and France. We continued to underweight the southern European markets of Spain and Italy due to a lack of attractive opportunities.

For most of the past year, U.K. small companies sustained a rally as the economy appeared to be strengthening. However, an interest rate hike by the Bank of England in early September, intended to preempt inflation, halted the advance. Fortunately, we booked profits in many cases before rates began to rise. As in the past several quarters, we also increasingly shifted portfolio emphasis away from cyclically oriented companies and toward those with better long-term growth prospects. These decisions accounted in part for the decline in

---------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

[CHART]

Europe             46%
Japan              23%
Far East           25%
Other and Reserves  6%
portfolio assets in Europe from 54% six months ago to 46% at the period's end.

Although larger-cap markets in Euroland (the 11 countries that have adopted the euro) rose slightly, assisted by better economic growth and a stronger euro, small companies as a whole trended flat to lower. Institutional investors in the region were still adjusting their portfolios in light of the new currency, an effect that lasted longer than we anticipated. In many cases this meant selling small companies domestically to buy larger euro index stocks. The smaller markets of Netherlands, Ireland, and Spain were particularly affected.

Surprisingly, accelerating economic activity in Euroland during the last six months also did not provide the typical boost to the small-company markets as a whole. This was partly because, as in the U.S. market, investor focus was increasingly on technology issues. Here the number of opportunities continued to broaden, as there was a very healthy market for initial public offerings (IPOs). The Neue Markt (New Market) in Germany benefited greatly from this expansion, although tech stock prices in general were volatile. Many European stocks that served us well in the first half of the year continued to do well, particularly companies in the technology and communications areas. Avenir Telecom, a distributor of mobile phone handsets in France, and Filtronic, an equipment maker for mobile phone base stations in England, boosted results. The British market produced other fund leaders, including Pace Micro Tech, which

------------------
MARKET PERFORMANCE
---------------------------------------------------------------
Six Months            Local       Local Currency           U.S.
Ended 10/31/99        Currency    vs. U.S.Dollars       Dollars
---------------------------------------------------------------
Australia             - 6.93%             - 3.85%      - 10.51%
 ...............................................................
Brazil                 13.05             - 14.50        - 3.34
 ...............................................................
France                 12.67              - 0.65         11.94
 ...............................................................
Germany                 4.10              - 0.65          3.42
 ...............................................................
Hong Kong             - 0.30              - 0.25        - 0.54
 ...............................................................
India                  41.21              - 1.41         39.23
 ...............................................................
Japan                   9.18               14.38         24.88
 ...............................................................
Mexico                - 0.84              - 3.05        - 3.86
 ...............................................................
Netherlands             0.47              - 0.65        - 0.19
 ...............................................................
Sweden                 20.80                2.10         23.33
 ...............................................................
United Kingdom        - 4.84                1.92        - 3.02
 ...............................................................

Source: RIMES Online, using MSCI indices.

makes conditional access systems for digital (and potentially interactive) television, and Eidos, a software house in the entertainment sector. Arm Holdings, which offers a revolutionary microchip technology, was a top tech holding. Other strong performers were Navision Software, a Danish supplier of ERP software, Intershop Communications, which makes e-commerce software, Neopost, a French supplier of mailroom equipment, and Zapf Creation, a German toy manufacturer.

Japan

Japanese small companies enjoyed a three-stage rally during the past year. Stage one, which began in November of last year, was a technical rally in which oversold positions recovered modestly. A very strong first quarter GDP report in May this year prompted stage two. Stage three began more recently, driven by newly launched Japanese investment funds that are specifically trying to invest in Japan's `new economy'--stocks perceived to benefit from new growth areas, such as mobile telephones, home PCs, and the Internet.

Lately, the new economy effect has resulted in huge premiums on stocks with real growth potential, still a rare commodity in Japan. In some cases, these stocks became overvalued. Consequently, we took profits in this market, and the country's position in the portfolio slipped from 25% on April 30 to 23% on October 31. The fund was underweighted in Japan relative to the EAFE Small Cap Index, which has an unusually high Japan weighting (above 40%). Our stock selection was effective, however, with the result that Japan was a major contributor to the fund's investment result.

The portfolio's Japanese holdings remained well diversified. We enjoyed excellent returns in high-flying Yahoo Japan, the Japanese subsidiary of Yahoo!, Sumisho Electronic, a selling agent for Silicon Graphics in Japan, and call center operator Bellsystem24. However,

------------------------
INDUSTRY DIVERSIFICATION
----------------------------------------------------
                              Percent of Net Assets
                             4/30/99       10/31/99
----------------------------------------------------
Services                       50.2%          55.3%
 ....................................................
Capital Equipment              15.7           13.7
 ....................................................
Consumer Goods                 14.7           11.6
 ....................................................
Finance                        11.2            6.0
 ....................................................
Multi-industry                  3.1            3.0
 ....................................................
All Other                       1.5            3.5
 ....................................................
Materials                       2.0            1.2
 ....................................................
Reserves                        1.6            5.7
----------------------------------------------------
Total                         100.0%         100.0%
we made similarly strong gains in nontechnology growth issues such as Sanix, which supplies pest control services, bowling center operator Round One, and Hurxley, a regional supplier of Japanese-style box lunches.

The IPO market was quiet but the few available issues commanded premiums, indicating strong investor demand. While the Japanese equity markets have become generally more accessible in recent years, listing procedures still require a company to be mature enough to be profitable. This keeps small-cap IPO volume lower than we, and apparently the market at large, would prefer.

Other Regions

Our main areas of investment interest outside Europe and Japan were in Australia and India. India has been a very strong market this year with heavy demand both from Indian retail investors and foreign investment institutions. Most foreigners have focused on software stocks, where the fund had some success. However, consumer growth plays Britannia Inds Demat (foods) and Mcdowell (spirits) were also rewarding, and media stock Zee Telefilms was again a star performer.

Over time, we have built our Australia position to 9.6% of assets. As in Europe, investors focused primarily on high-growth technology stocks. We enjoyed particularly strong returns in Solution 6 Holdings, a provider of Web-enabled accountancy software. In the non-technology area, port operator Lang provided us with good results.

As part of our overall effort at diversification, your fund also held investments in Hong Kong (4.2% of assets), South Korea (1.3%), Singapore (1.9%), and New Zealand (1.8%).

INVESTMENT OUTLOOK

Our success during the past year resulted largely from our overall strategy, which has evolved to focus on stocks with market caps between $100 million and $1.6 billion that have attractive growth qualities and are in advancing industries. Your fund has been fully invested in these types of growth stocks and is well diversified both by industry and by number of holdings. We believe this is also the right approach for the long term. Looking forward, we expect to maintain a broadly neutral regional or geographical stance compared with the

MSCI EAFE indices, and will focus instead on adding value at the sector and stock selection levels. Technology (hardware, software, and Internet) will continue to be an important area of investment for the fund, as will the life sciences, media, telecommunications, and support services sectors.

Particularly in these fertile areas of investment, the world is opening up before us. Given the healthy development of venture capital in Europe, strong IPO markets in Australia and Europe, and a burgeoning demand for new economy growth stocks in Japan, opportunities are broadening appreciably. We are hopeful that in the not-too-distant future the international small-cap market will have as much scope as the current U.S. small-cap market.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

November 24, 1999

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                          Percent of
                                                          Net Assets
                                                            10/31/99
-------------------------------------------------------------------------------
Zee Telefilms, India                                            1.9%
 ...............................................................................
Detron Group, Netherlands                                       1.6
 ...............................................................................
Zapf Creation, Germany                                          1.5
 ...............................................................................
Neopost, France                                                 1.4
 ...............................................................................
Solution 6 Holdings, Australia                                  1.4
-------------------------------------------------------------------------------
Filtronic, United Kingdom                                       1.3
 ...............................................................................
Dialog Semiconductors, United Kingdom                           1.3
 ...............................................................................
Sumisho Electronic, Japan                                       1.3
 ...............................................................................
Avenir Telecom, France                                          1.3
 ...............................................................................
Pace Micro Tech, United Kingdom                                 1.2
-------------------------------------------------------------------------------
GFK, Germany                                                    1.2
 ...............................................................................
Navision Software, Denmark                                      1.1
 ...............................................................................
Yahoo Japan, Japan                                              1.1
 ...............................................................................
Lang, Australia                                                 1.1
 ...............................................................................
Tandberg Televisjo, Norway                                      1.1
-------------------------------------------------------------------------------
Aiful, Japan                                                    1.1
 ...............................................................................
Serco Group, United Kingdom                                     1.0
 ...............................................................................
Davnet, Australia                                               1.0
 ...............................................................................
Arm Holdings, United Kingdom                                    1.0
 ...............................................................................
Eidos, United Kingdom                                           1.0
-------------------------------------------------------------------------------
Ipsos, France                                                   1.0
 ...............................................................................
Cipla, India                                                    1.0
 ...............................................................................
Pacific Metals, Japan                                           1.0
 ...............................................................................
Cegedim, France                                                 0.9
 ...............................................................................
Europolitan Holdings, Sweden                                    0.9
-------------------------------------------------------------------------------
Total                                                          29.7%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

[CHART]

                             Salomon
                             Non-U.S.    International
               MSCI EAFE     Extended      Discovery
                 Index     Market Index       Fund

10/31/89        10,000        10,000         10,000
10/31/90         8,745         9,437         10,477
10/31/91         9,384         9,284         10,874
10/31/92         8,173         7,538          9,862
10/31/93        11,269        10,301         13,508
10/31/94        12,439        11,469         14,814
10/31/95        12,431        10,930         12,880
10/31/96        13,773        12,329         14,375
10/31/97        14,451        11,930         14,618
10/31/98        15,889        11,826         13,829
10/31/99        19,602        14,000         25,183


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/99                1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
International Discovery Fund          82.11%      20.55%     11.20%       9.68%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS                     For a share outstanding throughout each period
---------------------------------------------------------------------------------------

                                         Year
                                        Ended
                                     10/31/99   10/31/98  10/31/97  10/31/96   10/31/95
NET ASSET VALUE
Beginning of period                $    14.99   $  16.11   $ 15.97   $ 14.43   $  17.63
                                   .....................................................
Investment activities
  Net investment income                 (0.03)      0.05      0.02      0.07       0.10
  Net realized and
  unrealized gain (loss)                12.09      (0.92)     0.25      1.59      (2.38)
                                   .....................................................
  Total from
  investment activities                 12.06      (0.87)     0.27      1.66      (2.28)
                                   .....................................................
Distributions
  Net investment income                 (0.01)        --     (0.07)    (0.10)     (0.06)
  Net realized gain                     (0.30)     (0.25)    (0.06)    (0.02)     (0.87)
                                   .....................................................
  Total distributions                   (0.31)     (0.25)    (0.13)    (0.12)     (0.93)
                                   .....................................................
  Redemption fees added
  to paid-in-capital                     0.01         --        --        --       0.01
                                   .....................................................
NET ASSET VALUE
End of period                      $    26.75   $  14.99   $ 16.11   $ 15.97   $  14.43
                                   -----------------------------------------------------

Ratios/Supplemental Data

Total return*                           82.11%     (5.40)%    1.69%    11.60%    (13.06)%
 ........................................................................................
Ratio of total expenses to
average net assets                       1.42%      1.47%     1.41%     1.45%      1.50%
 ........................................................................................
Ratio of net investment
income to average
net assets                              (0.17)%     0.25%     0.13%     0.40%      0.55%
 ........................................................................................
Portfolio turnover rate                  98.2%      34.2%     72.7%     52.0%      43.5%
 ........................................................................................
Net assets, end of period
(in thousands)                     $  381,462   $189,001  $254,430  $325,639   $325,374
 ........................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999


------------------------
PORTFOLIO OF INVESTMENTS                          Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

AUSTRALIA 9.6%

Common Stocks 9.6%

Anaconda Nickel                                  807,000                $  1,091
 ................................................................................
Aristocrat Leisure                               176,000                   1,684
 ................................................................................
Computershare Limited                            374,188                   1,360
 ................................................................................
Davnet                                         8,548,000                   3,925
 ................................................................................
Energy Development                               504,724                   2,337
 ................................................................................
ERG Limited                                      702,000                   2,767
 ................................................................................
Lang                                             987,000                   4,108
 ................................................................................
LibertyOne                                     1,145,000                   1,416
 ................................................................................
Perpetual                                        143,490                   1,848
 ................................................................................
Program Maintenance Services *                 1,134,500                   1,338
 ................................................................................
Reckon                                         2,515,000                   2,326
 ................................................................................
Sausage Software                               1,355,000                   2,376
 ................................................................................
Solution 6 Holdings                            1,203,000                   5,278
 ................................................................................
Sonic Healthcare                                 666,309                   2,592
 ................................................................................
Transurban Group                                   2,000                   2,117
 ................................................................................
Total Australia (Cost $27,238)                                            36,563
                                                                        ........

BELGIUM 0.3%

Common Stocks 0.3%

Carestel (EUR) *                                  40,992                   1,035
 ................................................................................
Total Belgium (Cost $1,369)                                                1,035
                                                                        ........

BRAZIL 0.0%

Preferred Stocks 0.0%

Telecomunicacoes de Minas Gerais (Class B)        90,565                       2
 ................................................................................
Total Brazil (Cost $3)                                                         2
                                                                        ........

CHINA 0.3%

Common Stocks 0.3%

Guangshen Railway (HKD)                        9,524,000                   1,091
 ................................................................................
Total China (Cost $1,159)                                                  1,091
                                                                        ........

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

DENMARK 2.0%

Common Stocks 2.0%

GN Store                                          50,000                $  1,705
 ................................................................................
Navision Software                                107,200                   4,248
 ................................................................................
Sondagsavisen                                     27,000                   1,490
 ................................................................................
Total Denmark (Cost $6,513)                                                7,443
                                                                        ........

FINLAND 2.0%

Common Stocks 2.0%

Aldata Solution (EUR) *                          166,376                   2,100
 ................................................................................
Perlos (EUR) *                                    80,450                   1,320
 ................................................................................
Tampere Telephone (EUR)                          218,000                   1,417
 ................................................................................
Teleste (EUR)                                    328,876                   2,785
 ................................................................................
Total Finland (Cost $7,546)                                                7,622
                                                                        ........

FRANCE 9.9%

Common Stocks 9.9%

A Novo (EUR) *                                    43,456                   2,514
 ................................................................................
Alten (EUR) *                                      5,000                     547
 ................................................................................
Aubay Technology (EUR)                            75,239                   3,348
 ................................................................................
Avenir Telecom (EUR) *                            51,449                   4,789
 ................................................................................
Boiron (EUR)                                      33,000                   1,961
 ................................................................................
Cegedim (EUR)                                     60,000                   3,408
 ................................................................................
Consodata (EUR)                                  148,089                   2,804
 ................................................................................
CPR (EUR)                                         38,636                   1,926
 ................................................................................
Groupe Flo (EUR)                                  37,400                   1,613
 ................................................................................
Ipsos (EUR) *                                     73,132                   3,719
 ................................................................................
Neopost (EUR)                                    153,333                   5,306
 ................................................................................
Prologue Software (EUR)                           33,234                   1,154
 ................................................................................
Prosodie (EUR)                                     12,00                   1,484
 ................................................................................
Wavecom (EUR) *                                  177,900                   3,237
 ................................................................................
Total France (Cost $27,313)                                               37,810
                                                                        ........

GERMANY 6.5%

Common Stocks 6.5%

Adva (EUR) *                                      17,930                   1,943
 ................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

Boewe Systec (EUR)                                67,390                $  1,708
 ................................................................................
GfK (EUR) *                                      159,381                   4,501
 ................................................................................
Intershop Communications (EUR) *                  17,430                   2,191
 ................................................................................
Kamps (EUR)                                       54,618                   3,059
 ................................................................................
LHS Group (EUR)                                   39,800                   1,124
 ................................................................................
Pixelpark (EUR) *                                 69,738                   2,479
 ................................................................................
Rhoen Klinikum (EUR)                              59,010                   2,266
 ................................................................................
Zapf Creation (EUR) *                            160,262                   5,563
 ................................................................................
Total Germany (Cost $17,385)                                              24,834
                                                                        ........

HONG KONG 4.2%

Common Stocks and Warrants 4.2%

Esprit Holdings                                1,957,431                   1,839
 ................................................................................
Founder Hong Kong                              6,226,000                   1,984
 ................................................................................
Global Tech Holdings                           2,592,000                   1,518
 ................................................................................
HKR International                                180,000                     137
 ................................................................................
HKR International, Warrants, 6/23/00 *           725,200                      57
 ................................................................................
Li & Fung                                      1,100,000                   1,876
 ................................................................................
Moulin International Holding *                10,819,119                   1,045
 ................................................................................
Sa Sa International Holdings                   7,704,000                   1,269
 ................................................................................
Shun Tak Holdings                                236,000                      41
 ................................................................................
South China Morning Post                       2,915,000                   2,158
 ................................................................................
Top Victory Holdings *                        17,780,000                   2,334
 ................................................................................
Varitronix International                         829,000                   1,787
 ................................................................................
Total Hong Kong (Cost $14,453)                                            16,045
                                                                        ........

INDIA 5.8%

Common Stocks 5.8%

Britannia Inds Demat                              79,500                   1,521
 ................................................................................
Cipla                                            123,000                   3,666
 ................................................................................
Global Telephone Systems                         192,000                   2,370
 ................................................................................
HCL Infosystems                                   80,200                     805
 ................................................................................
Hindustan Lever                                      200                      11
 ................................................................................
Housing Development Finance *                     65,000                     395
 ................................................................................
Industrial Credit & Investment                   715,750                   1,303
 ................................................................................
Mahanagar Telephone *                              2,200                       9
 ................................................................................

13
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

Mcdowell                                         671,800            $      2,228
 ................................................................................
Pentafour Software Demat                         132,000                   1,846
 ................................................................................
Ranbaxy Laboratories                              29,650                     598
 ................................................................................
Zee Telefilms                                     71,000                   7,266
 ................................................................................
Total India (Cost $11,907)                                                22,018
                                                                    ............

IRELAND 0.3%

Common Stocks 0.3%

Arnotts (EUR)                                    165,330                   1,261
 ................................................................................
Total Ireland (Cost $1,488)                                                1,261
                                                                    ............

ITALY 0.8%

Common Stocks 0.8%

ACEA (EUR) *                                     284,290                   3,164
 ................................................................................
Total Italy (Cost $2,580)                                                  3,164
                                                                    ............

JAPAN 23.3%

Common Stocks 23.3%

Aeon Credit Service                               18,500                   2,697
 ................................................................................
Aiful                                             26,100                   4,055
 ................................................................................
Asahi Softdrinks                                 115,000                   1,621
 ................................................................................
Bellsystem24                                       1,900                   1,822
 ................................................................................
Combi                                             91,000                   1,658
 ................................................................................
Cresco                                            17,000                   1,451
 ................................................................................
Don Quijote                                        4,500                   1,122
 ................................................................................
FCC                                               67,000                   1,266
 ................................................................................
Fuji Machine                                      32,000                   1,488
 ................................................................................
Fuji Soft ABC                                     14,800                   1,356
 ................................................................................
Fujitsu Support and Service                        4,000                   1,124
 ................................................................................
Goldcrest                                         15,000                   2,050
 ................................................................................
Hirose Electric                                   13,000                   2,268
 ................................................................................
Hokuto                                            26,000                   1,534
 ................................................................................
Homac                                             48,600                   1,561
 ................................................................................
Hoya                                              10,000                     719
 ................................................................................
Hurxley                                           13,000                     933
 ................................................................................
Internet Initiative Japan (USD)                   45,213                   2,430
 ................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

Japan Business Computer                           45,600           $       1,141
 ................................................................................
JOINT CORPORATION                                 33,000                   1,408
 ................................................................................
Koha                                              33,000                   2,026
 ................................................................................
Koyo Seiko                                       253,000                   2,703
 ................................................................................
Lasertec                                          16,000                     493
 ................................................................................
Mabuchi Motor                                     12,000                   1,772
 ................................................................................
Marukyo                                           50,000                     360
 ................................................................................
Megachips                                         20,000                   1,496
 ................................................................................
MORITEX CORPORATION                               29,000                   1,079
 ................................................................................
Densei-Lambda                                     48,000                   2,302
 ................................................................................
Net One Systems                                      118                   2,128
 ................................................................................
Nidec                                              4,800                     932
 ................................................................................
Nissho Electronics                               106,000                   3,050
 ................................................................................
Otsuka Kagu                                        4,900                   1,457
 ................................................................................
Pacific Metals                                 1,322,000                   3,651
 ................................................................................
People                                            23,200                   1,533
 ................................................................................
Plenus                                             1,000                      56
 ................................................................................
Roland                                            21,900                     666
 ................................................................................
Round One                                            194                   2,605
 ................................................................................
Ryohin Keikaku                                     3,800                     731
 ................................................................................
Santen Pharmaceutical                            105,000                   2,371
 ................................................................................
Seiyu                                            354,000                   1,477
 ................................................................................
Shohkoh Fund                                       3,500                   2,142
 ................................................................................
Sony Chemicals                                    25,000                   2,218
 ................................................................................
Sumisho Electronic                               128,000                   4,898
 ................................................................................
Sundrug                                           29,000                   1,986
 ................................................................................
Sysmex                                            30,900                     948
 ................................................................................
TOC                                               90,000                     653
 ................................................................................
Toyo Information                                  47,000                   2,375
 ................................................................................
Union Tool                                        10,000                   1,068
 ................................................................................
Watami Food Service                               25,000                   1,738
 ................................................................................
Yahoo Japan                                            8                   4,220
 ................................................................................
Total Japan (Cost $45,004)                                                88,838
                                                                   .............

NETHERLANDS 3.1%

Common Stocks 3.1%

Ahrend (EUR)                                      88,124                   1,210
 ................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

Detron Group (EUR) *                             483,111           $       6,098
 ................................................................................
Draka Holdings (EUR)                              28,905                   1,041
 ................................................................................
Endemol Entertainment (EUR)                       60,000                   2,051
 ................................................................................
UDT Pan Europe Communications (EUR)               20,245                   1,557
 ................................................................................
Total Netherlands (Cost $14,206)                                          11,957
                                                                   .............

NEW ZEALAND 1.8%

Common Stocks 1.8%

Baycorp Holdings                                 344,000                   1,151
 ................................................................................
Montana Corp.                                  1,294,500                   1,391
 ................................................................................
Fernz                                            367,000                     847
 ................................................................................
Sky Network Television                         1,084,000                   1,648
 ................................................................................
Warehouse Group                                  517,900                   2,008
 ................................................................................
Total New Zealand (Cost $6,893)                                            7,045
                                                                   .............

NORWAY 1.1%

Common Stocks 1.1%

Tandberg Televisjo                               345,443                   4,093
 ................................................................................
Total Norway (Cost $3,325)                                                 4,093
                                                                   .............

SINGAPORE 1.9%

Common Stocks 1.9%

Avimo Group                                      821,000                   1,456
 ................................................................................
Delgro                                           507,000                   1,753
 ................................................................................
GES International                              1,591,000                   1,387
 ................................................................................
Pacific Century                                  365,000                   2,106
 ................................................................................
Sembcorp Logistics Limited                       118,000                     440
 ................................................................................
Total Singapore (Cost $6,608)                                              7,142
                                                                   .............

SOUTH KOREA 1.3%

Common Stocks and Rights 1.3%

Daou Technology                                  138,000                   2,186
 ................................................................................
Daou Technology, Rights, 11/9/99 *                31,293                     172
 ................................................................................
Mirae                                            506,900                   2,722
 ................................................................................
Total South Korea (Cost $3,577)                                            5,080
                                                                   .............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

SWEDEN 4.1%

Common Stocks 4.1%

A Com *                                           98,092           $       1,133
 ................................................................................
Assa Abloy                                       188,619                   2,099
 ................................................................................
Europolitan Holdings                             291,535                   3,350
 ................................................................................
HiQ International *                               82,600                   2,360
 ................................................................................
Proffice *                                       175,096                   2,119
 ................................................................................
Semcon                                           323,000                   2,317
 ................................................................................
Sifo Group (Class B)                             330,204                   2,088
 ................................................................................
Total Sweden (Cost $13,158)                                               15,466
                                                                   .............

SWITZERLAND 4.5%

Common Stocks 4.5%

Disetronic Holdings                                  433                   1,647
 ................................................................................
Fantastic (EUR)                                   39,672                   2,733
 ................................................................................
Kaba Holdings                                      2,450                   1,800
 ................................................................................
PubliGroupe                                        4,000                   2,934
 ................................................................................
SEZ Holding                                        5,000                   2,034
 ................................................................................
Straumann Holding                                  4,100                   1,816
 ................................................................................
Swisslog Holding                                  15,560                   2,447
 ................................................................................
Valora Holdings                                    7,350                   1,871
 ................................................................................
Total Switzerland (Cost $12,140)                                          17,282
                                                                   .............

UNITED KINGDOM 11.5%

Common Stocks 11.5%

Arm Holdings                                     138,400                   3,896
 ................................................................................
Atlantic Telecom                                 332,120                   1,926
 ................................................................................
Bell Group                                       851,500                   2,057
 ................................................................................
Dialog Semiconductors (EUR) *                    195,985                   5,046
 ................................................................................
Easynet Group                                     47,000                     467
 ................................................................................
Eidos                                             54,000                   3,776
 ................................................................................
Electron Boutique                              1,500,000                   2,385
 ................................................................................
Filtronic *                                      273,000                   5,056
 ................................................................................
Scoot.com                                      3,748,912                   2,649
 ................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                  Shares                   Value
--------------------------------------------------------------------------------
                                                                    In thousands

Greggs                                            55,000           $       1,807
 ................................................................................
Icon Public Limited ADR (USD) *                  169,400                   2,287
 ................................................................................
Kingston Commerce Hull *                         387,080                   2,837
 ................................................................................
N Brown Group                                    126,340                     783
 ................................................................................
Pace Micro Tech                                1,038,000                   4,656
 ................................................................................
Regal Hotel Group                                392,000                     119
 ................................................................................
Serco Group                                      137,500                   3,977
 ................................................................................
Total United Kingdom (Cost $26,937)                                       43,724
                                                                   .............

VIETNAM 0.0%

Common Stocks 0.0%

Lazard Vietnam Fund Limited (USD) *              106,600                      53
 ................................................................................
Total Vietnam (Cost $213)                                                     53
                                                                   .............

SHORT-TERM INVESTMENTS 5.4%

Money Market Funds 5.4%

Reserve Investment Fund, 5.51% #              20,645,325                  20,645
 ................................................................................
Total Short-Term Investments (Cost $20,645)                               20,645
                                                                   .............

Total Investments in Securities
99.7% of Net Assets (Cost $271,660)                                 $    380,213

Other Assets Less Liabilities                                              1,249
                                                                    ............

NET ASSETS                                                          $    381,462
                                                                    ------------

    * Non-income producing
    # Seven day yield
  ADR American depository receipt
  EUR Euro
  HKD Hong Kong dollar
  USD U.S. dollar


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $271,660)                 $    380,213
Securities lending collateral                                             28,422
Other assets                                                               5,989
                                                                    ............
Total assets                                                             414,624
                                                                    ............

Liabilities
Obligation to return securities lending collateral                        28,422
Other liabilities                                                          4,740
                                                                    ............
Total liabilities                                                         33,162
                                                                    ............

NET ASSETS                                                          $    381,462
                                                                    ------------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions           $     43,256
Net unrealized gain (loss)                                               107,515
Paid-in-capital applicable to 14,262,405 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                       230,691
                                                                    ............

NET ASSETS                                                          $    381,462
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      26.75
                                                                    ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                       10/31/99
Investment Income
Income
  Dividend (net of foreign taxes of $240)                          $      2,246
  Interest                                                                  844
                                                                   ............
  Total income                                                            3,090
                                                                   ............
Expenses
  Investment management                                                   2,637
  Shareholder servicing                                                     530
  Custody and accounting                                                    211
  Prospectus and shareholder reports                                         66
  Legal and audit                                                            24
  Registration                                                               24
  Directors                                                                   6
  Miscellaneous                                                              10
                                                                   ............
  Total expenses                                                          3,508
                                                                   ............
Net investment income                                                      (418)
                                                                   ............
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                             44,345
  Foreign currency transactions                                            (433)
                                                                   ............
  Net realized gain (loss)                                               43,912
                                                                   ............
Change in net unrealized gain or loss
  Securities                                                            107,847
  Other assets and liabilities
  denominated in foreign currencies                                         (44)
                                                                   ............
  Change in net unrealized gain or loss                                 107,803
                                                                   ............
Net realized and unrealized gain (loss)                                 151,715
                                                                   ............

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    151,297
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                              Year
                                                             Ended
                                                          10/31/99     10/31/98

Increase (Decrease) in Net Assets
Operations
  Net investment income                             $        (418)  $       579
  Net realized gain (loss)                                 43,912         3,019
  Change in net unrealized gain or loss                   107,803       (14,115)
                                                    ...........................
  Increase (decrease) in net assets from operations       151,297       (10,517)
                                                    ...........................
Distributions to shareholders
  Net investment income                                      (123)           --
  Net realized gain                                        (3,675)       (3,754)
                                                    ...........................
  Decrease in net assets from distributions                (3,798)       (3,754)
                                                    ...........................
Capital share transactions*
  Shares sold                                             143,230        28,150
  Distributions reinvested                                  3,583         3,562
  Shares redeemed                                        (101,987)      (82,937)
  Redemption fees received                                    136            67
                                                    ...........................
  Increase (decrease) in net assets from capital
  share transactions                                       44,962       (51,158)
                                                    ...........................

Net Assets
Increase (decrease) during period                         192,461       (65,429)
Beginning of period                                       189,001       254,430
                                                    ...........................

End of period                                       $     381,462   $   189,001
                                                    ---------------------------

*Share information
  Shares sold                                               6,469         1,701
  Distributions reinvested                                    237           237
  Shares redeemed                                          (5,049)       (5,128)
                                                    ...........................
  Increase (decrease) in shares outstanding                 1,657        (3,190)



The accompanying notes are an integral part of these financial statements.


21
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $27,026,000; aggregate collateral consisted of $28,422,000 in the securities lending collateral pool and U.S. government securities valued at $4,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $272,654,000 and $231,982,000, respectively, for the year ended October 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Undistributed net investment income                                  $  417,000
Undistributed net realized gain                                        (414,000)
Paid-in-capital                                                          (3,000)

At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $271,660,000. Net unrealized gain aggregated $108,553,000 at period-end, of which $120,421,000 related to appreciated investments and $11,868,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $335,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these excess of $120 billion. At October 31, 1999, and for the year then ended, the

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $556,000 for the year ended October 31, 1999, of which $60,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.6% of the outstanding shares of the fund at October 31, 1999. For the year then ended, the fund was allocated $4,000 of Spectrum expenses.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $679,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $24,915,000 with certain affiliates of the manager and paid commissions of $68,000 related thereto.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Discovery Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 1999

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds distributions to shareholders included $3,675,000 from long-term capital gains, all of which is subject to the 20% rate gains category.

The fund will pass through foreign source income of $2,333,000 and foreign taxes paid of $240,000.

--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS
 ............................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ............................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
 ............................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ............................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ............................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*  Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your
existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.          F38-050  10/31/99